Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Florida Tax-Free Income Fund                              4
         USAA Florida Tax-Free Money Market Fund                       11
         Shareholder Voting Results                                    14
      Financial Information:
         Portfolios of Investments:
            Categories and Definitions                                 15
            USAA Florida Tax-Free Income Fund                          16
            USAA Florida Tax-Free Money Market Fund                    20
         Notes to Portfolios of Investments                            23
         Statements of Assets and Liabilities                          24
         Statements of Operations                                      25
         Statements of Changes in Net Assets                           26
         Notes to Financial Statements                                 27






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund  Representative at 1-800-531-8448  during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.





USAA Family of Funds Summary


   Fund                                                 Minimum
 Type/Name                       Volatility           Investment
 ---------                       ----------           ----------

CAPITAL APPRECIATION
================================================================================
Aggressive Growth               Very high               $3,000
Emerging Markets                Very high               $3,000
First Start Growth              Moderate to high        $3,000
Gold                            Very high               $3,000
Growth                          Moderate to high        $3,000
Growth & Income                 Moderate                $3,000
International                   Moderate to high        $3,000
S&P 500(Registered Trademark)
  Index                         Moderate                $3,000
Science & Technology            Very high               $3,000
Small Cap Stock                 Very high               $3,000
World Growth                    Moderate to high        $3,000

ASSET ALLOCATION
================================================================================
Balanced Strategy               Moderate                $3,000
Cornerstone Strategy            Moderate                $3,000
Growth and Tax
  Strategy                      Moderate                $3,000
Growth Strategy                 Moderate to high        $3,000
Income Strategy                 Low to moderate         $3,000

INCOME - TAXABLE
================================================================================
GNMA                            Low to moderate         $3,000
High-Yield
  Opportunities                 High                    $3,000
Income                          Moderate                $3,000
Income Stock                    Moderate                $3,000
Intermediate-Term
  Bond                          Low to moderate         $3,000
Short-Term Bond                 Low                     $3,000

INCOME - TAX EXEMPT
================================================================================
Long-Term                       Moderate                $3,000
Intermediate-Term               Low to moderate         $3,000
Short-Term                      Low                     $3,000
State Bond Income               Moderate                $3,000

MONEY MARKET
================================================================================
Money Market                    Very low                $3,000
Tax Exempt
  Money Market                  Very low                $3,000
Treasury Money
  Market Trust                  Very low                $3,000
State Money Market              Very low                $3,000


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

FOR AS LONG AS I HAVE MANAGED MONEY
for customers, it has been obvious that few things puzzle or distress them as much as a falling bond market. People generally view bonds as a risk-lowering tool. They add bonds to a portfolio to reduce overall volatility and to create an added buffer with the relatively high income. Some people use bond portfolios as their sole investment. Their thinking is that they will live off the income and not be concerned about market values because they intend to let the bonds mature. These kinds of strategies were much easier to execute before the days of fixed-income mutual funds.

Mutual funds did something for bond investors that had never been done before -- show investors every day what their portfolio was worth. In the process, the funds revealed just how much bond prices can move in a day or a week. No investor likes to see a portfolio lose market value, especially when the investor is thinking in terms of "low risk." The latter part of 1998 and the first three quarters of 1999 have been a period of generally rising interest rates, which has meant falling market prices. Let me tell you how we approach such times.

First, we believe interest-rate movements are nearly impossible to predict with both accuracy and consistency. Second, we believe that most tax-exempt income investors are primarily interested in a high and stable level of income. Since the common way to preserve market value in a period of rising interest rates is to switch to money market investments at much lower yields, the importance of belief one is magnified. And third, we believe experience going back many years indicates that the part of a portfolio that is invested in longer maturities may provide returns that are superior to the money markets.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD: MICHAEL J.C. ROTH, CFA, APPEARS HERE]

The chart below shows the one-, five-, and ten-year average annual total returns for our four national tax-exempt funds. Please bear in mind that there are no guarantees here -- just as with all mutual funds.




           Average Annual Total Returns as of September 30, 1999
--------------------------------------------------------------------------------
                                          1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
USAA Tax Exempt Long-Term Fund            -3.23       6.45         6.93
--------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund    -1.24       6.23         6.88
--------------------------------------------------------------------------------
USAA Tax Exempt Short-Term Fund            2.06       4.90         5.21
--------------------------------------------------------------------------------
USAA Tax Exempt Money Market Fund          3.10       3.39         3.67
--------------------------------------------------------------------------------


Total return equals income plus share price change and assumes reinvestment of all dividends and capital gains distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

I think the best way to address volatility in bond markets is by allocating some of your portfolio to the short-term part of the market. I believe that the pattern of the average annual total returns shown in the chart above is viable. So, the income part of my portfolio is concentrated in the USAA Tax Exempt Long-Term Fund. If such a strategy leaves you uncomfortable, we have other options. We'll be happy to help you craft a portfolio with which you are comfortable.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.











Investment Review

USAA FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Long-term, investment-grade Florida tax-exempt securities.

--------------------------------------------------------------------------------
                                                 3/31/99            9/30/99
--------------------------------------------------------------------------------
  Net Assets                                 $182.0 Million      $177.5 Million
  Net Asset Value Per Share                      $10.02              $9.28
  Tax-Exempt Dividends Per Share
    Last 12 Months                               $.498               $.494
  Capital Gains Distributions Per Share
    Last 12 Months                                  -                  -
--------------------------------------------------------------------------------
Six-Month Total Return and 30-Day SEC Yield* as of 9/30/99
--------------------------------------------------------------------------------
            3/31/99 to 9/30/99                    30-Day SEC Yield
                  -4.99%+                               5.25%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.




              Average Annual Compounded Returns with
    Reinvestment of Dividends - Periods Ending September 30, 1999
--------------------------------------------------------------------------------
                 Total               Dividend               Price
                Return      Equals    Return      Plus     Change
--------------------------------------------------------------------------------
Since 10/1/93    4.09%        =        5.33%       +       -1.24%
--------------------------------------------------------------------------------
5 Years          6.39%        =        5.53%       +         .86%
--------------------------------------------------------------------------------
1 Year          -4.35%        =        4.67%       +       -9.02%
--------------------------------------------------------------------------------





              Annual Total Returns and Compounded Dividend Returns
                for the Six-Year Period Ended September 30, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Florida Tax-Free Income Fund for the six-year period ended September 30, 1999.

Total Return for Years Ended:
----------------------------
09/30/94       -6.68% *
09/30/95        9.67%
09/30/96        7.30%
09/30/97       10.18%
09/30/98        9.89%
09/30/99       -4.35%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
09/30/94        4.42% *
09/30/95        6.07%
09/30/96        5.78%
09/30/97        5.79%
09/30/98        5.38%
09/30/99        4.67%

Change in Share Price:
---------------------
09/30/94      -11.10% *
09/30/95        3.60%
09/30/96        1.52%
09/30/97        4.39%
09/30/98        4.51%
09/30/99       -9.02%

*  This does not cover a twelve month period.
** Compounded Dividend yield calculation includes only income distributions.









Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.







                    12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Florida Municipal Debt Funds Average from 9/30/95 to 9/30/99.

          USAA Florida Tax-Free             Lipper Florida Municipal
           Income Fund Yield                Debt Funds Average Yield
          ---------------------             ------------------------
09/30/95         5.54%                                5.19%
09/30/96         5.54%                                5.03%
09/30/97         5.28%                                4.81%
09/30/98         4.91%                                4.45%
09/30/99         5.32%                                  *


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data for periods ending 9/30/95 to 9/30/99.

* Information from Lipper Analytical Services, Inc. was not available at press time.







                 Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Florida Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  Florida Tax-Free Income Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94                9,179
09/30/94                9,332
03/31/95                9,822
09/30/95               10,235
03/31/96               10,574
09/30/96               10,982
03/31/97               11,262
09/30/97               12,100
03/31/98               12,639
09/30/98               13,297
03/31/99               13,386
09/30/99               12,718

Lehman Brothers Municipal Bond Index
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94                9,584
09/30/94                9,756
03/31/95               10,296
09/30/95               10,847
03/31/96               11,159
09/30/96               11,502
03/31/97               11,767
09/30/97               12,539
03/31/98               13,028
09/30/98               13,632
03/31/99               13,835
09/30/99               13,537

Lipper Florida Municipal Debt Funds Average
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94                9,434
09/30/94                9,544
03/31/95               10,080
09/30/95               10,539
03/31/96               10,839
09/30/96               11,163
03/31/97               11,354
09/30/97               12,051
03/31/98               12,511
09/30/98               13,049
03/31/99               13,135
09/30/99               12,694

Data since inception on 10/1/93 through 9/30/99





The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.









Message from the Manager


[PHOTOGRAPH OF POTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE]


A CHANGE IN SENTIMENT SHAKES THE MARKET
Fixed-income investors were reminded this year that the financial markets look to the future -- not the past or even the present. Although most economic statistics released this year suggest that inflation is well under control, the fixed-income markets are clearly anticipating higher rates of inflation. After all, reported inflation statistics such as the Consumer Price Index (CPI) are historical numbers -- even though they may be only a month old. Higher inflation causes bond prices to fall because inflation decreases the value of future interest payments.

With a seemingly endless American economic expansion that, at times, seems to be gaining strength, a bear market psychology has taken hold in the fixed-income markets. Economists and investors wonder just how much longer economic growth can continue in the United States without causing higher prices.

After falling to levels not seen in years, some inflation indicators have increased slightly in 1999. Will inflation continue to rise or will it stabilize at slightly higher levels than in 1998? This uncertainty has shaken the confidence of many fixed-income investors. If inflation has stabilized, then the rise in interest rates is probably closer to the end than the beginning -- given current economic conditions.

The yield on the 30-year U.S. Treasury bond (the long bond) has steadily risen from 5.625% to 6.05% from March 31 to September 30, 1999. The yield on the Bond Buyer 40-Bond Index (BBI40) faired worse. The municipal market under-performed the Treasury market as the BBI40 began the period at 5.23%, or 93% of the long bond, and ended at 5.89% on September 30, or 97% of the long bond.





                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 9/30/99.

               30-year           Bond Buyer
                 U.S.              40-Bond
               Treasury          Index (BBI40)
               --------          -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%





Note: Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.









INCOME STRATEGY
I consistently follow an income strategy for this Fund similar to that used by other USAA tax-exempt funds. I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. My primary justifications for this strategy are simple in concept:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term -- meaning three to five years or more.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

Although the Fund has behaved as expected given the increase in interest rates, this year's total return performance has been very disappointing and frustrating. Why does this income strategy produce such apparently contradictory results -- weak short-term total return performance in 1999 but above-average performance for long-term total return? Income performance is well above average in the short and long term.

Of course, in the short run, price change can overwhelm the income distribution to create a negative total return for a given period. I believe that an income strategy works because, over time, the vast majority of your total return from a fixed-income security will be from the income. Price changes tend to even out over longer investment horizons. Please refer to the table and chart on page 4.

YOUR INVESTMENT HORIZON IS IMPORTANT!
I consistently invest the Fund in long-term, investment-grade, tax-exempt municipal securities. Why long-term bonds? Because bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher) offer the best risk/reward compared to either junk bonds or insured bonds. That's why we encourage only those investors with a three- to five-year investment horizon to buy our tax-exempt bond funds. These long-term investors seeking high current income must be willing to assume moderate credit risk and price volatility in return.

A TIME TO REFLECT
Because interest rates have risen in 1999, investors have suffered for owning any kind of long-maturity bond -- municipals, corporates, or governments. That's the mathematics of bond investing. An investor can mitigate, but not eliminate, the volatility risk by investing for the long term. Although our strategy has produced good results for our investors in the past, to guard against complacency, we are constantly examining and analyzing our investment strategies.

Is there a better way to invest a tax-exempt bond fund? An alternative to an income strategy is to focus on total return. However, a total-return strategy requires the manager to successfully time the market cycles by correctly forecasting interest rates again and again over extended periods of time. No person, to my knowledge, has ever done that.

Enduring a bear market like 1999 can be very unsettling. It's a good time to review why you purchased the Fund in the first place:

       - Are you most interested in receiving a high level of interest income that is free of federal and state taxes?
       - Is your investment horizon long enough to cope with the ups and downs of the market?
       -  Do you need  to raise cash? Do you maintain a sufficient cash reserve?
       - Are you comfortable with the moderate credit risk of investment-grade municipal bonds? (Please review the Portfolio Ratings Mix chart on page 10.)

I view the current environment as an opportunity to increase the Fund's distribution yield by buying bonds that offer very attractive yields at value prices.

YOUR FUND'S PERFORMANCE  * * * *
I'm pleased to say that your Fund received an Overall Star Rating of four stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended September 30, 1999. Your Fund's net asset value (NAV) per share decreased by $0.74, or -7.39%, since March 31, 1999.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield for the past six months was 5.29%. At press time, Lipper yield data was not available for the same time period. The Fund's total return was -4.99%, which lagged the Lipper Florida Municipal Debt Fund Average total return of -3.40% for the 58 funds in the category.

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA Florida Tax-Free Income Fund received four stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Fund was rated among 1,611 and 1,241 funds in the municipal bond fund category for the three- and five-year periods, respectively.

Dividend yield is computed by dividing income dividends paid during the previous six months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gains distributions.


THE STATE OF FLORIDA
Driven by population growth, Florida's economy continues to grow and diversify. This year, the economic expansion has moderated, but nevertheless, the Florida economy is expected to outperform the United States as a whole.

Estimated financial results for fiscal year 1998-99 appear to be excellent as the state's general fund revenues grew by 5.0%. This solid performance largely reflects strong sales tax receipts, which increased an estimated 6.6% from fiscal 1997-98. Reserve levels are quite sound as the state transferred $100.9 million to the budget stabilization fund last fiscal year. A sufficient reserve fund is important due to Florida's reliance upon cyclical sales tax receipts as a disproportionate source of operating revenues. Sales tax receipts typically fall during a recession.

The downside to Florida's expanding population base is the resulting budgetary pressure for social programs and infrastructure needs. To fund these needs, Florida's debt has increased in amount and complexity. Future state borrowing is anticipated.

Reflecting strong credit fundamentals, Florida maintains high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively. I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.

TAXABLE EQUIVALENT YIELDS
The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.

                To match the USAA Florida Tax-Free Income Fund's
                     closing 30-day SEC yield of 5.25% and:
--------------------------------------------------------------------------------
Assuming a marginal federal tax rate of:    15%     28%     31%    36%     39.6%
--------------------------------------------------------------------------------
Assuming an investor, filing jointly,
with a $300,000 in intangible assets,
a fully taxable investment must pay:       6.18%   7.30%   7.62%   8.21%   8.70%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.





Note: Some income may be subject to the federal alternative minimum tax.






                            Portfolio Ratings Mix
                               September 30, 1999

A pie chart is shown here depicting the Portfolio Ratings Mix as of September 30, 1999 of the USAA Florida Tax-Free Income Fund to be:

AAA - 21.1%; AA - 38.2%; A - 21.8%; Cash Equivalents - 2.5%; and BBB - 16.4%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 1.3% and 2.80%, respectively, of the Fund's investments, and are included in their appropriate category above.

See page 16 for a complete listing of the Portfolio of Investments.









Investment Review


USAA FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High-quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                      3/31/99        9/30/99
--------------------------------------------------------------------------------
  Net Assets                                      $98.6 Million   $96.4 Million
  Net Asset Value Per Share                           $1.00           $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-day Yield as of 9/30/99
--------------------------------------------------------------------------------
         3/31/99                             Since Inception      7-Day
       to 9/30/99     1 Year     5 Years       on 10/1/93         Yield
         1.49%+        2.89%      3.25%           3.07%           3.44%
--------------------------------------------------------------------------------

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


Total return equals income return and assumes reinvestment of all dividends and any capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.





                           7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Florida Tax-Free Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Florida Tax-Free
                        Money Market Fund              IBC Financial Data, Inc.
                      ---------------------            ------------------------
09/29/98                     3.54%                              3.10%
10/27/98                     2.93%                              2.55%
11/24/98                     3.02%                              2.64%
12/29/98                     3.09%                              2.85%
01/26/99                     2.62%                              2.28%
02/22/99                     2.38%                              2.11%
03/29/99                     2.71%                              2.34%
04/26/99                     3.05%                              2.66%
05/31/99                     2.99%                              2.58%
06/28/99                     3.08%                              2.82%
07/26/99                     2.82%                              2.40%
08/30/99                     2.91%                              2.53%
09/27/99                     3.39%                              2.90%

Data represent the last Monday of each month.
Ending date 9/27/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.









Message from the Manager


[PHOTO OF PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE]


THE MARKET
Since our last shareholder report, the national economy has continued to strengthen. Consumer confidence has been very high due, in part, to continued strong employment. In August, national unemployment reached the lowest levels of the decade -- 4.2%. This strong economy has caused the Federal Reserve Board to take action in order to keep inflation in check. The Federal Open Market Committee has raised the federal funds rate (the interest rate banks charge other banks) twice since March -- an increase of .25% in both June and August to bring the federal funds rate to 5.25%. During this time period, the 30-year Treasury rate ranged from 5.4% in April to 6.3% in August. One-year municipal note yields have also inched up over the last six months. According to the Bond Buyer One-Year Note Index, municipal notes have risen from a low of 3.05% in April to a high of 3.70% as of September.

STRATEGY
Instead of trying to determine where interest rates will be in the near term, we continue to focus on finding relative value. Our credit research team contributes to this effort by assessing the creditworthiness of each issue that the Fund purchases. The Fund's average maturity of 28 days on September 30 is shorter than the industry's average maturity of 57. The Fund holds approximately 80% of its assets in issues whose rates are reset daily or weekly, with the belief that this sector represents the best value at the time. This provides us the flexibility to selectively move to longer-term investments once those become more attractive.

PERFORMANCE
For the 12-month period ending September 30, 1999, the USAA Florida Tax-Free Money Market Fund ranked 8 out of 166 state-specific tax-exempt money market funds according to IBC Financial Data, Inc., with a return of 2.89%. The average return for the category over the same period was 2.52%. Please keep in mind that past performance is no guarantee of future results.





The Bond Buyer One-Year Note Index is representative of yields on ten large one-year tax-exempt notes.

IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.




FLORIDA
Florida's economic expansion has extended well into 1999, as indicated, in part, by strong employment. During August, the unemployment level dropped to 3.9%, the state's lowest level of the decade. This compares favorably to the national rate of 4.2%. Not surprisingly, the State's financial position has also benefited from a strong economy. State revenues totaled an estimated $17.8 billion during the 1998-1999 fiscal year -- 5.0% over the prior year. The state expects continued, but slower, growth in the future. The adopted 1999-2000 budget, with $18.5 billion in revenues, included considerable tax-relief measures related to the intangibles tax.

A strong economy and solid financial performance have contributed to the financial strength of the state. Credit ratings on the state's general obligation debt are Aa2 by Moody's Investors Service, AA+ by Standard and Poor's, and AA by Fitch IBCA.



                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Florida Tax-Free Money Market Fund. The data is from 10/1/93 through 9/30/99. The data points from the graph are as follows:

USAA  Florida Tax-Free Money Market Fund
Year                  Amount
--------              -------
10/01/93              $10,000
03/31/94               10,096
09/30/94               10,218
03/31/95               10,384
09/30/95               10,570
03/31/96               10,749
09/30/96               10,923
03/31/97               11,094
09/30/97               11,281
03/31/98               11,464
09/30/98               11,652
03/31/99               11,813
09/30/99               11,988

Data since inception on 10/1/93 through 9/30/99








Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.





See page 20 for a complete listing of the Portfolio of Investments.








Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are shown for the entire USAA State Tax-Free Trust (the Trust) for proposals 1 and 2.

1 Proposal to elect a Board of Trustees as follows:

     TRUSTEES                     VOTES FOR            VOTES WITHHELD
     Robert G. Davis             76,619,692               1,854,365
     Michael J.C. Roth           76,619,692               1,854,365
     David G. Peebles            76,619,692               1,854,365
     Robert L. Mason             76,619,692               1,854,365
     Michael F. Reimherr         76,619,692               1,854,365
     Richard A. Zucker           76,619,692               1,854,365
     Barbara B. Dreeben          76,619,692               1,854,365

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify or reject the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending March 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
         FOR                     AGAINST                  ABSTAIN
     76,088,944                  942,988                 1,442,125






CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)





Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Florida Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Florida Tax-Free Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank liquidity agreement.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
        (1)MBIA, Inc.                        (4) Financial Security Assurance
        (2)AMBAC Financial Group, Inc.            Holdings Ltd.
        (3)Financial Guaranty Insurance Co.  (5) Asset Guaranty Insurance Co.
                                             (6) ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CP     Commercial Paper                 MFH    Multi-Family Housing
GO     General Obligation               PCRB   Pollution Control Revenue Bond
IDA    Industrial Development           RB     Revenue Bond
        Authority/Agency                TAN    Tax Anticipation Note
IDRB   Industrial Development
        Revenue Bond









USAA FLORIDA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

  Principal                                      Coupon       Final       Market
   Amount             Security                    Rate       Maturity     Value
--------------------------------------------------------------------------------

                        FIXED-RATE INSTRUMENTS (94.3%)

          Florida (87.6%)
$ 3,400   Alachua County Health Facilities
           Auth. RB, Series 1996A (INS)(1)         5.80%    12/01/2026  $  3,388
          Board of Education Capital Outlay
           Bonds,
  3,500    Series 1995B (NBGA)                     5.88      6/01/2020     3,536
  4,000    Series 1997B (NBGA)                     4.50      6/01/2027     3,220
  3,000    Series 1998A (NBGA)                     4.75      6/01/2028     2,523
          Broward County Housing Finance
           Auth. MFH RB,
  1,100    Series 1995A                            7.00      2/01/2025     1,190
  1,000    Series 1997A-1                          6.00      5/01/2032     1,026
  2,000   Cape Canaveral Hospital District
           RB, Series 1998                         5.25      1/01/2028     1,692
          Cape Coral Health Facilities Auth. RB,
  2,000    Series 1997 (INS)(5)                    5.50     10/01/2017     1,922
  2,800    Series 1997 (INS)(5)                    5.63     10/01/2027     2,664
  1,855   Citrus County PCRB, Series 1992B         6.35      2/01/2022     1,948
  1,750   Clearwater Housing Auth. RB,
           Series 1997 (INS)(6)                    5.35      5/01/2024     1,632
  2,000   Collier County Health Facilities
           Auth. RB, Series 1994 (e)               7.00     12/01/2019     2,147
  2,000   Dade County Special Obligation
           Bonds, Series 1995 (PRE)                6.10      4/01/2020     2,171
  7,160   Department of Transportation Right
           of Way GO, Series 1997B (NBGA)          5.00      7/01/2027     6,360
          Duval County Housing Finance Auth.
           MFH RB,
  1,700    Series 1996                             5.90      9/01/2016     1,727
  2,510    Series 1996                             6.00      3/01/2021     2,541
  1,000   Escambia County Housing Finance
           Agency MFH RB, Series 1985              5.63      8/01/2016       993
    700   Gulf County School District Sales
           Tax RB, Series 1997 (INS)(5)            5.75      6/01/2017       700
  2,000   Hillsborough County IDA PCRB,
           Series 1994                             6.25     12/01/2034     2,116
          Housing Finance Agency RB,
  1,425    Series 1994A                            6.35      7/01/2014     1,467
  1,000    Series 1995H (NBGA)                     6.50     11/01/2025     1,039
  1,200   Indian River County Hospital
           District RB, Series 1996 (INS)(4)       5.70     10/01/2015     1,209
  8,820   Jacksonville Health Facilities
           Auth. RB, Series 1997B                  5.25      8/15/2027     7,990
  1,000   Martin County Health Facilities
           Auth. Hospital RB, Series 1997A
           (INS)(1)                                5.25     11/15/2017       945
  1,000   Miami Beach Health Facilities
           Auth. Hospital RB, Series 1992
           (INS)(4)                                6.25     11/15/2019     1,029
 36,000   Miami Dade County Special Obligation
           RB, Series 1997B (INS)(1),(a)           5.65     10/01/2031     5,293
  1,000   Miramar Wastewater Improvement
           Assessment Bonds,
           Series 1994 (PRE) (INS)(3)              6.75     10/01/2025     1,107
  5,000   North Miami Educational Facilities
           RB, Series 1994A (e)                    6.13      4/01/2020     5,031
  2,130   North Miami Health Facilities Auth.
           RB, Series 1996 (LOC)                   6.00      8/15/2024     2,131
          Orange County Health Facilities
           Auth. RB,
  5,750    Series 1995 (e)                         6.75      7/01/2020     6,096
  3,780    Series 1999 (INS)(5)                    5.25      6/01/2029     3,367
  1,000   Orange County Housing Finance Auth.
           RB, Series 1994(B)                      6.40      2/01/2030     1,036
  3,575   Orlando and Orange County Expressway
           Auth. RB, Series 1993                   5.95      7/01/2023     3,581
  4,000   Orlando Utilities Commission RB,
           Series 1993B                            5.25     10/01/2023     3,714
  3,405   Palm Beach County Health Facilities
           Auth. Hospital RB, Series 1993 (PRE)    6.30     10/01/2022     3,682
          Palm Beach County Health Facilities
           Auth. RB,
  4,900    Series 1996                             5.63     11/15/2020     4,584
  2,500    Series 1998                             5.13     11/15/2029     2,098
    625   Palm Beach County Housing Finance
           Auth. RB, Series 1994(B)                6.40      4/01/2014       642
  1,800   Plantation Health Facilities Auth.
           RB, Series 1998                         5.13     12/01/2022     1,541
 12,780   Seminole County Water and Sewer RB,
           Series 1999                             5.38     10/01/2022    12,087
  6,805   St. Johns County IDA Hospital RB,
           Series 1992                             6.00      8/01/2022     6,676
  2,000   St. Johns County IDA RB,
           Series 1997A (INS)(1),(c)               5.50      3/01/2017     1,983
  3,215   Sunrise Special Tax District #1 GO,
           Series 1991 (LOC)                       6.38     11/01/2021     3,378
  1,150   Tallahassee Consolidated Utility
           Systems RB, Series 1994                 6.20     10/01/2019     1,183
  5,000   Tampa Utilities Tax Improvement RB,
           Series 1999A (INS)(4)                   5.20     10/01/2019     4,687
 12,000   Tampa Water and Sewer RB,
           Series 1999 (d)                         5.50     10/01/2029    11,549
  1,300   Turtle Run Community Development
           District RB, Series 1997 (PRE)          6.40      5/01/2011     1,382
          Volusia County Education Facility
           Auth. RB,
  1,500    Series 1996A                            6.13     10/15/2026     1,494
  3,000    Series 1999 (INS)(2)                    5.25      6/01/2029     2,785
  2,000    Series 1999                             5.75     10/15/2029     1,885
  3,000   Volusia County Health Facilities
           Auth. Hospital RB, Series 1996
           (INS)(2)                                5.50     11/15/2026     2,895
          West Orange Healthcare District RB,
  1,790    Series 1999A                            5.50      2/01/2009     1,756
    620    Series 1999A                            5.50      2/01/2010       603

          Guam (0.6%)
  1,000   Government Limited Obligation
           Infrastructure Improvement RB,
           Series 1989A (PRE)                      7.10     11/15/2009     1,024

          Puerto Rico (6.1%)
          Commonwealth GO,
  1,000    Series 1996                             5.40      7/01/2025       946
  2,000    Series 1998                             5.00      7/01/2027     1,764
  5,150   Electric Power Auth. RB, Series 1995Z    5.25      7/01/2021     4,793
  1,000   Highway and Transportation Auth. RB,
           Series 1998A                            5.00      7/01/2038       868
  2,500   Highway Auth. RB, Series Q (PRE)         6.00      7/01/2020     2,547
--------------------------------------------------------------------------------
          Total fixed-rate instruments (cost: $170,458)                  167,363
--------------------------------------------------------------------------------

                                PUT BOND (4.2%)
          Florida
  7,055   Duval County Housing Finance Auth. MFH
           RB, Series 1995 (NBGA) (cost: $7,158)   6.75      4/01/2025     7,460
--------------------------------------------------------------------------------

                      VARIABLE-RATE DEMAND NOTES (2.6%)
          Florida
  4,040   Atlantic Beach Improvement and
           Refunding RB, Series 1994B (LOC)        4.05     10/01/2024     4,040
    525   Hillsborough County IDA PCRB,
           Series 1992                             3.95      5/15/2018       525
--------------------------------------------------------------------------------
          Total variable-rate demand notes
           (cost: $4,565)                                                  4,565
--------------------------------------------------------------------------------
          Total investments (cost: $182,181)                            $179,388
================================================================================












                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Hospitals                                           15.9%
            Special Assessment/Tax/Fee                          14.9
            Water/Sewer Utilities - Municipal                   14.0
            Nursing/Continuing Care Centers                     13.8
            Multi-Family Housing                                10.5
            Escrowed Bonds                                       6.7
            Education                                            6.3
            Electric/Gas Utilities - Municipal                   4.8
            Health Care - Miscellaneous                          3.5
            General Obligations                                  3.4
            Electric Utilities                                   2.6
            Toll Roads                                           2.0
            Single-Family Housing                                1.2
            Miscellaneous                                        1.1
            Sales Tax                                             .4
                                                               ------
            Total                                              101.1%
                                                               ======






USAA FLORIDA TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

 Principal                                       Coupon     Final
  Amount             Security                     Rate     Maturity      Value
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (75.7%)
           Florida
$ 3,000   Brevard County Housing Finance Auth.
           MFH RB, Series 1993 (NBGA)              3.85%   7/01/2005     $ 3,000
  1,305   Brevard County Mental Health
           Facilities RB, Series 1994C (LOC)       3.85    1/01/2010       1,305
  1,800   Broward County Education Research
           and Training Auth. IDRB, Series
           1997 (LOC)                              3.85    8/01/2004       1,800
  2,460   Broward County Housing Finance Auth.
           MFH RB, Series 1990 (NBGA)              3.90   10/01/2007       2,460
          Dade County Health Facilities Auth. RB,
 15,735    Series 1990 (LOC)                       4.40    9/01/2020      15,735
  5,700   Series 1995 (LIQ) (INS)(2)               4.05    9/01/2025       5,700
    760   Dade County IDA PCRB, Series 1995        3.95    4/01/2020         760
  9,000   Gulf Breeze Healthcare Facilities RB,
           Series 1999 (NBGA)(c)                   3.92    1/01/2024       9,000
  2,375   Hillsborough County IDA PCRB,
           Series 1992                             3.95    5/15/2018       2,375
          Housing Finance Agency MFH RB,
  1,515    Series 1985C (LOC)                      3.85    8/01/2006       1,515
  7,430    Series 1985EE (LOC)                     3.90    9/01/2008       7,430
  3,305    Series 1990B (NBGA)                     3.90   12/01/2009       3,305
    450    Series 1990D (NBGA)                     3.90   12/01/2009         450
    755   Orange County Health Facilities
           Auth. RB, Series 1998 (LOC)             3.85   11/01/2028         755
  1,890   Sarasota Educational Facilities RB,
           Series 1996 (LOC)                       3.80    2/01/2021       1,890
          St. Petersburg Health Facilities
           Auth. RB,
  3,400    Series 1997 (LOC)                       3.80    7/01/2027       3,400
  5,000    Series 1999 (LOC)                       3.88    1/01/2024       5,000
  3,000   Volusia County Housing Finance Auth.
           RB, Series 1985C (LOC)(b)               4.13    9/01/2005       3,000
  4,150   Wauchula IDA RB, Series 1993 (LOC)       3.75   12/01/2013       4,150
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $73,030)              73,030
--------------------------------------------------------------------------------

                                 PUT BOND (2.1%)
          Florida
  2,000   Indian River County Hospital RB,
           Series 1990 (LOC) (cost: $2,000)        3.55   10/01/2024       2,000
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (21.5%)
          Florida
  1,885   Dade County Health Facilities Auth.
           RB, Series 1989A (PRE)                  7.60    8/01/2024       1,943
    250   Dade County Seaport GO,
           Series 1992 (INS)(2)                    5.50   10/01/1999         250
  1,000   East County Water Control District
           RB, Series 1994 (INS)(5)                5.10   11/01/1999       1,002
  1,800   Halifax Hospital Medical Center TAN,
           Series 1999 (LOC)                       3.50    3/15/2000       1,804
  2,500   Inland Protection Financing Corp.
           Special Obligation Bonds,
           Series 1997 (INS)(4)                    4.50    1/01/2000       2,507
    550   Jacksonville Electric Auth. RB,
           Issue 2 Series 6C                       6.40   10/01/2000         563
  4,200   Jacksonville GO CP Notes                 3.55    1/26/2000       4,200
  4,000   Local Government Finance Commission
           Pooled CP Notes, Series A (LOC)         3.50    2/08/2000       4,000
  2,260   Orlando Utilities Commission Water
           and Electric RB, Series 1989C (PRE)     7.00   10/01/2023       2,305
    500   Palm Beach County Criminal Justice
           Facilities RB, Series 1990 (PRE)        7.25    6/01/2011         522
    500   Pinellas County Resources Recovery
           RB, Series 1990A (INS)(1)               6.50   10/01/1999         500
    600   Public Education Capital Outlay Bonds,
           Series 1994B                            5.63    6/01/2000         609
    500   Sunrise Utility System RB,
           Series 1996 (INS)(2)                    4.38   10/01/1999         500
--------------------------------------------------------------------------------
          Total fixed-rate instruments (cost: $20,705)                    20,705
--------------------------------------------------------------------------------
          Total investments (cost: $95,735)                              $95,735
================================================================================














                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Hospitals                                           24.3%
            Multi-Family Housing                                21.9
            Health Care - Miscellaneous                         10.7
            Buildings                                            6.2
            Community Service                                    5.2
            Escrowed Bonds                                       4.9
            General Obligations                                  4.6
            Nursing/Continuing Care Centers                      4.3
            Finance - Municipal                                  4.1
            Electric Utilities                                   3.3
            Special Assessment/Tax/Fee                           3.2
            Education                                            2.0
            Real Estate Tax/Free                                 1.9
            Water/Sewer Utilities - Municipal                    1.6
            Electric/Gas Utilities - Municipal                    .6
            Solid Waste Disposal                                  .5
                                                                ----
            Total                                               99.3%
                                                                ====








NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1999
(Unaudited)


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero-Coupon security. Rate represents the effective yield at date of purchase.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven-day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At September 30, 1999, this security represents 3.1% of the USAA Florida Tax-Free Money Market Fund's net assets.

(c) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At September 30, 1999, these securities represented 1.1% and 9.3% of the USAA Florida Tax-Free Income Fund's and USAA Florida Tax-Free Money Market Fund's net assets, respectively.

(d)  At  September   30,   1999,   the  cost  of   securities   purchased  on  a
delayed-delivery basis for the USAA Florida Tax-Free Income Fund was $11.6 million.

(e)  At  September  30,  1999,   these   securities  were  segregated  to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.














STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1999
(Unaudited)






                                                     USAA            USAA
                                                    Florida     Florida Tax-Free
                                                    Tax-Free      Money Market
                                                   Income Fund       Fund
                                                   -----------------------------


ASSETS
   Investments in securities, at market value
      (identified cost of $182,181 and $95,735,
      respectively)                                  $179,388          $95,735
   Cash                                                     7              191
   Receivables:
      Capital shares sold                                  79               78
      Interest                                          3,076              531
      Securities sold                                   7,008               -
                                                     ---------------------------
         Total assets                                 189,558           96,535
                                                     ---------------------------
LIABILITIES
   Securities purchased                                11,577               -
   Capital shares redeemed                                120               84
   USAA Investment Management Company                      52               15
   USAA Transfer Agency Company                             8                6
   Accounts payable and accrued expenses                   20               14
   Dividends on capital shares                            276               15
                                                     ---------------------------
         Total liabilities                             12,053              134
                                                     ---------------------------
            Net assets applicable to capital shares
              outstanding                            $177,505          $96,401
                                                     ===========================

REPRESENTED BY:
   Paid-in capital                                   $184,235          $96,401
   Accumulated net realized loss on investments        (3,937)              -
   Net unrealized depreciation of investments          (2,793)              -
                                                     ---------------------------
            Net assets applicable to capital
              shares outstanding                     $177,505          $96,401
                                                     ===========================
   Capital shares outstanding, unlimited number
      of shares authorized, $.001 par value            19,118           96,401
                                                     ===========================
   Net asset value, redemption price, and offering
      price per share                                $   9.28          $  1.00
                                                     ===========================


See accompanying notes to financial statements.










STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1999
(Unaudited)


                                                     USAA            USAA
                                                    Florida     Florida Tax-Free
                                                    Tax-Free      Money Market
                                                   Income Fund        Fund
                                                   -----------------------------




Net investment income:
   Interest income                                   $  5,078           $1,634
                                                     ---------------------------
   Expenses:
      Management fees                                     324              167
      Transfer agent's fees                                45               35
      Custodian's fees                                     32               23
      Postage                                               3                3
      Shareholder reporting fees                            2                3
      Trustees' fees                                        4                4
      Registration fees                                     3               -
      Professional fees                                    13               13
      Other                                                 1                2
                                                     ---------------------------
         Total expenses before reimbursement              427              250
      Expenses reimbursed                                  -               (13)
                                                     ---------------------------
         Total expenses after reimbursement               427              237
                                                     ---------------------------
            Net investment income                       4,651            1,397
                                                     ---------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                (2,904)              -
      Change in net unrealized appreciation/
        depreciation                                  (11,081)              -
                                                     ---------------------------
            Net realized and unrealized loss          (13,985)              -
                                                     ---------------------------
Increase (decrease) in net assets resulting from
  operations                                         $ (9,334)          $1,397
                                                     ===========================


See accompanying notes to financial statements.








STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month  period  ended  September  30,  1999,  and year ended  March 31,  1999
(Unaudited)






                                                                   USAA                               USAA
                                                              Florida Tax-Free                  Florida Tax-Free
                                                                Income Fund                     Money Market Fund
                                                        ---------------------------------------------------------------
                                                        9/30/99            3/31/99        9/30/99               3/31/99
                                                        ---------------------------------------------------------------



From operations:
   Net investment income                                $  4,651          $  8,125       $  1,397            $   2,906
   Net realized gain (loss) on investments                (2,904)              373            -                    -
   Change in net unrealized appreciation/
      depreciation of investments                        (11,081)              625            -                    -
                                                        ---------------------------------------------------------------
      Increase (decrease) in net assets
          resulting from operations                       (9,334)            9,123          1,397                2,906
                                                        ---------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                  (4,651)           (8,125)        (1,397)              (2,906)
                                                        ---------------------------------------------------------------
From capital share transactions:
   Proceeds from shares sold                              25,734            61,581         40,916              182,464
   Dividend reinvestments                                  2,995             5,417          1,311                2,699
   Cost of shares redeemed                               (19,203)          (31,953)       (44,442)            (176,346)
                                                        ---------------------------------------------------------------
      Increase (decrease) in net assets from
         capital share transactions                        9,526            35,045         (2,215)               8,817
                                                        ---------------------------------------------------------------
Net increase (decrease) in net assets                     (4,459)           36,043         (2,215)               8,817
Net assets:
   Beginning of period                                   181,964           145,921         98,616               89,799
                                                        ---------------------------------------------------------------
   End of period                                        $177,505          $181,964       $ 96,401            $  98,616
                                                        ===============================================================
Change in shares outstanding:
   Shares sold                                             2,638             6,133         40,916              182,464
   Shares issued for dividends reinvested                    311               538          1,311                2,699
   Shares redeemed                                        (1,991)           (3,186)       (44,442)            (176,346)
                                                        ---------------------------------------------------------------
      Increase (decrease) in
      shares outstanding                                     958             3,485         (2,215)               8,817
                                                        ===============================================================


See accompanying notes to financial statements.













NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the USAA Florida Tax-Free Income Fund and USAA Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The USAA Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the six-month period ended September 30, 1999.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1999, the USAA Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $3.9 million which, if not offset by subsequent capital gains, will expire between 2003-2004. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1999, were as follows:

                            USAA Florida Tax-Free          USAA Florida Tax-Free
                                 Income Fund                Money Market Fund
                                   ($000)                        ($000)
                            ----------------------------------------------------
Purchases                         $61,917                       $129,562
Sales/maturities                  $53,088                       $125,295

For the USAA Florida Tax-Free Income Fund, costs of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1999, was as follows:

                               Appreciation        Depreciation           Net
                                  ($000)              ($000)            ($000)
                            ----------------------------------------------------
USAA Florida Tax-Free
   Income Fund                    $3,000             ($5,793)           ($2,793)


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


(7) YEAR 2000
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.







(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

USAA FLORIDA TAX-FREE INCOME FUND


                                   Six-Month
                                  Period Ended
                                  September 30,                      Year Ended March 31,
                                                -----------------------------------------------------------
                                      1999         1999         1998         1997         1996        1995
                                  -------------------------------------------------------------------------
Net asset value at
   beginning of period            $  10.02     $   9.94      $  9.33       $  9.26     $  9.09     $  8.98
Net investment income                  .25          .50          .51           .52         .52         .49
Net realized and
   unrealized gain (loss)             (.74)         .08          .61           .07         .17         .11
Distributions from net
   investment income                  (.25)        (.50)        (.51)         (.52)       (.52)       (.49)
                                  -------------------------------------------------------------------------
Net asset value at
   end of period                  $   9.28     $  10.02      $   9.94      $  9.33     $  9.26     $  9.09
                                  =========================================================================
Total return (%) *                   (4.99)        5.91         12.22         6.51        7.66        7.01
Net assets at end
   of period (000)                $177,505     $181,964      $145,921      $95,483     $69,079     $42,891
Ratio of expenses to
   average net assets (%)              .47(a)       .47           .50          .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)                   -            -            .51          .57         .67         .81
Ratio of net investment
   income to average
   net assets (%)                     5.09(a)      4.96          5.21         5.57        5.52        5.59
Portfolio turnover (%)               29.74        25.28         27.48        44.75       88.20       71.76

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.





USAA FLORIDA TAX-FREE MONEY MARKET FUND


                                 Six-Month
                               Period Ended
                              September 30,                      Year Ended March 31,
                                            -----------------------------------------------------------
                                   1999          1999         1998        1997       1996         1995
                              -------------------------------------------------------------------------
Net asset value at
   beginning of period          $  1.00       $  1.00      $  1.00     $  1.00     $  1.00      $  1.00
Net investment income               .01           .03          .03         .03         .03          .03
Distributions from net
   investment income               (.01)         (.03)        (.03)       (.03)       (.03)       (.03)
                              -------------------------------------------------------------------------
Net asset value at
   end of period                $  1.00       $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
                              =========================================================================
Total return (%) *                 1.49          3.05         3.34        3.20        3.51        2.86
Net assets at end
   of period (000)              $96,401       $98,616      $89,799     $87,053     $71,224     $52,225
Ratio of expenses to
   average net assets (%)           .50(a)        .50          .50         .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)               .53(a)        .51          .52         .57         .64         .72
Ratio of net investment
   income to average
   net assets (%)                  2.95(a)       3.00         3.28        3.15        3.45        2.97

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.












TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

LEGAL COUNSEL
Goodwin Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction, or fund prices
1-800-531-8777, (in San Antonio) 498-8777